UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Stratus Properties Inc.

(Name of registrant as specified in its charter)
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(Name(s) of person(s) filing proxy statement, if other than the registrant)

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NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.
212 Lavaca St., Suite 300
Austin, Texas 78701

STRATUS PROPERTIES DELIVERS PRESENTATION TO INVESTORS ON
UPCOMING ANNUAL MEETING

Presentation Describes Stratus’ Strategy and the Backgrounds of Its Highly Qualified Board Candidates

Stratus Urges Shareholders to Vote on the WHITE Proxy Card

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AUSTIN, TX, May 11, 2021 - Stratus Properties Inc. (NASDAQ: STRS) (“Stratus” or the “Company”) has posted an investor presentation to its annual meeting website, www.yourstratus.com, in connection with its upcoming 2021 Annual Meeting of Shareholders (the “Annual Meeting”), which is scheduled to be held on June 4, 2021. The presentation is also available here on Stratus’ website.

    The presentation outlines the reasons the Stratus Board of Directors has recommended that Stratus shareholders vote on the WHITE proxy card for both Jim Leslie and Neville Rhone, Jr. The Board believes the candidates nominated by Oasis Management Company Ltd (“Oasis”), an offshore activist hedge fund with a self-serving agenda, are less qualified than Messrs. Leslie and Rhone.

    The presentation highlights the Company’s:

•Proven strategy of acquiring, entitling, developing and selling (or holding for cash flow) iconic properties in high-growth Texas markets;

•Successful execution of this strategy to generate returns for shareholders that are above the returns generated by Stratus’ peers;

•Commitment to considering new strategic initiatives for value creation, such as the previously announced evaluation of a conversion to a real estate investment trust (“REIT”) structure, which the Board believes may increase liquidity, improve access to capital, increase coverage by sell-side analysts, improve valuation and provide significant tax benefits and regular dividends to shareholders; and

•Nominees and their relevant real estate experience, including their local knowledge and relationships.

The presentation also outlines the Company’s extensive efforts to avoid a proxy contest with Oasis and suggests why Oasis may have interests that are different than those of Stratus’ other shareholders.

As the presentation shows, Stratus has a proven track record of successfully developing and operating commercial, hotel, entertainment, and multi- and single-family residential real estate properties with a focus on sustainable design and construction principles. For example, Block 21, which is home to the W Hotel & Residences and Austin City Limits Live, is the first mixed-use high rise tower in Austin to receive the USGBC LEED (Leadership in Energy & Environmental Design) silver certification, and the recently announced Holden Hills project was profiled in the Austin American-Statesman for its focus on sustainable luxury throughout its 475 home sites, including renewable energy and water conservation elements. The news article also includes supportive statements from an Austin environmental leader.

Stratus recommends its shareholders vote on the WHITE proxy card “FOR” both of Stratus’ highly qualified director nominees, Messrs. Leslie and Rhone, and “FOR” the shareholder proposal to appoint an additional shareholder-recommended director, Laurie Dotter, to the Board. The Company urges shareholders to discard any GOLD proxy cards they may receive.

Shareholders as of the record date April 8, 2021 are entitled to vote at the Annual Meeting. Shareholders with questions should contact the Company’s proxy solicitor, Innisfree M&A Incorporated, at (877) 456-3442 (toll-free) or (212) 750-5833.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

Investor Contact

William H. Armstrong III
512-478-5788

Media Contacts

Sydney Isaacs / Jeremy Jacobs
Abernathy MacGregor
713-817-9346 / 212-371-5999
SRI@abmac.com / JRJ@abmac.com

Forward-Looking Statements

This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to continue to effectively develop and execute its strategy, the results of Stratus’ Board’s evaluation of a potential conversion of Stratus to a REIT, Stratus’ ability to obtain final permits for and complete financing arrangements for its development projects, including Holden Hills, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes.

Important Information

Stratus has filed with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company's 2021 Annual Meeting. Details concerning the nominees of the Company's Board of Directors for election at the 2021 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AND ASSOCIATED WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3442.
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A copy of this release is available on Stratus' website, stratusproperties.com.

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